UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2005

INLAND REAL ESTATE CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            On March 17, 2005, Inland Real Estate Corporation (the “Company”) issued a press release responding to the Carey Financial Corporation probe.  On January 28, 2005, The Inland Group, Inc. and its affiliates received an official request for information from the Securities and Exchange Commission (“SEC”), which The Inland Group, Inc. believes is related to the SEC’s investigation, “In the Matter of Carey Financial Corporation.”  The request for information seeks documents relating to sales practices in connection with the sale of stock beginning in 2000.  Except for shares sold through the Company’s distribution reinvestment plan, for which commissions are not paid, the Company has not sold any new stock since 1998.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in its entirety in this Item 8.01 disclosure by reference.

            Also on March 17, 2005, the Company issued a press release announcing that the Company had paid a cash dividend of $0.0783 per share on the outstanding shares of its common stock to common stockholders of record at the close of business on March 4, 2005.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated in its entirety in this Item 8.01 disclosure by reference.

On March 18, 2005, the Company issued a press release announcing that the Company has declared a cash dividend of $0.0783 per share on the outstanding shares of its common stock, payable on April 18, 2005 to common stockholders of record at the close of business on March 31, 2005.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated in its entirety in this Item 8.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A

(b)	Pro Forma Financial Information: N/A

(c)	Exhibits:

Exhibit No.	Description

99.1	Press release of Inland Real Estate Corporation, dated March 17, 2005
99.2	Press release of Inland Real Estate Corporation, dated March 17, 2005
99.3	Press release of Inland Real Estate Corporation, dated March 18, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	Executive Vice President, Chief Operating Officer and Treasurer

Date:  March 18, 2005

exhibit index

Exhibit No.                   Description

Press release of Inland Real Estate Corporation, dated March 17, 2005

Press release of Inland Real Estate Corporation, dated March 17, 2005

Press release of Inland Real Estate Corporation, dated March 18, 2005